Exhibit 10.3

Amendment 4 to the

Kyndryl Executive Severance Plan

and Executive Retirement Policy

The following amendments are effective for terminations of employment occurring on or after July 25, 2024.

1.	Article 3 (“Severance Benefits”) is amended by replacing the existing text and table under the heading “Amount of Severance Benefits” and prior to the subheading “Calculation of Incentive Pay Amounts” with the following. The remaining headings shall remain unchanged.

The Severance Benefits payable under the Plan depend on the circumstances of your termination of employment and the tier of benefits applicable to your position.

The following summarizes the Severance Benefits available to the Named Executive Officers and Band A Executives:

	Termination Without Cause (non-Change in Control)	Change in Control Termination
Chief Executive Officer
●
Up to 24 months Base Pay and 18 months medical premiums
●
Bonus under the Annual Incentive Plan, determined based on using actual scored performance of the Company, not adjusted for individual performance and prorated based on eligible days of service in current performance period*

●
24 months Base Pay and 18 months medical premiums, plus 2x target Annual Incentive Plan yearly payout
●
Prorated bonus for current period under the Annual Incentive Plan, determined using target performance*
●
Immediate vesting of outstanding restricted stock unit and stock option Awards under the Long-Term Performance Plan
●
Immediate vesting of performance stock unit Awards under the Long-Term Performance Plan at target performance (or actual performance, in the Compensation Committee’s sole discretion)

	Termination Without Cause (non-Change in Control)	Change in Control Termination
Tier 1: Named Executive Officers
●
Up to 18 months Base Pay and medical premiums
●
Bonus under the Annual Incentive Plan, determined based on using actual scored performance of the Company, not adjusted for individual performance and prorated based on eligible days of service in current performance period*

●
18 months Base Pay and medical premiums, plus 1.5x target Annual Incentive Plan yearly payout
●
Prorated bonus for current period under the Annual Incentive Plan, determined using target performance*
●
Immediate vesting of outstanding restricted stock unit and stock option Awards under the Long-Term Performance Plan
●
Immediate vesting of performance stock unit Awards under the Long-Term Performance Plan at target performance for actual performance, in the Compensation Committee’s sole discretion)

Tier 2: Band A Executives
●
Up to 18 months Base Pay and medical premiums
●
Bonus under the Annual Incentive Plan, determined using actual scored performance of the Company or the practice/country/business unit relevant to the role, not adjusted for individual performance and prorated based on eligible days of service in current performance period*

●
12 months Base Pay and medical premiums, plus 1.5x target Annual Incentive Plan yearly payout
●
Prorated bonus for current period under the Annual Incentive Plan, determined using target performance*
●
Immediate vesting of outstanding restricted stock unit and stock option Awards under the Long-Term Performance Plan
●
Immediate vesting of performance stock unit Awards under the Long-Term Performance Plan at target performance for actual performance, in the Compensation Committee’s sole discretion

*Eligible Executives who are eligible for executive sales, commissions, or other inventive plans other than the Annual Incentive Plan may be eligible for post-termination payouts, but only to the extent provided and subject to the terms and conditions applicable under such other plan(s).

The following summarizes the Severance Benefits available to Band B through D Executives:

Termination Without Cause
Tier 3: Band B – D Executives
●
Up to 6 months Base Pay and medical premiums
●
Bonus under the Annual Incentive Plan, determined using actual scored performance of the Company or the practice/country/business unit relevant to the role, not adjusted for individual performance and prorated based on eligible days of service in current performance period*

*Eligible Executives who are eligible for executive sales, commissions, or other incentive plans other than the Annual Incentive Plan may be eligible for post-termination payouts, but only to the extent provided and subject to the terms and conditions applicable under such other plan(s).

2.	Article 3 (“Severance Benefits”) is further amended by replacing the existing text under the heading “Amount of Severance Benefits” and immediately prior to the subheading “Calculation of Incentive Pay Amounts” with the following:

An Eligible Executive who has a Termination Without Cause after reaching age 55 and completing 10 years of service with Kyndryl (including, for this purpose, service with IBM for individuals whose employment was transferred from IBM to Kyndryl in connection with Kyndryl’s spin-off from IBM as an independent publicly traded company) will also be eligible for continued vesting following termination of employment in the Eligible Executive’s outstanding restricted stock units or cash awards issued under the Long-Term Performance Plan. An Eligible Executive who has a Termination Without Cause and is subsequently rehired by Kyndryl (“Break-in-Service”) within a period of 12 months or less shall have service with Kyndryl prior to such separation of employment restored and counted as service for purposes of calculating eligible years of service for continued vesting. A Break-in-Service for a period of greater than 12 months shall not count as continuous service and all service prior to the Break-in-Service shall be forfeited for purposes of satisfying the continued vesting requirement. The Eligible Executive must have completed one year of service with Kyndryl measured from the equity award grant date for such outstanding restricted stock units or cash awards to be eligible for continued vesting. This continued vesting is part of the Severance Benefits under the Plan and subject to signing and not revoking a confidential separation agreement as required under the Plan that also includes, except to the extent waived by Kyndryl for retirees outside the United States or where waiver is required by local law for retirees in the United States (in writing by the Plan Administrator), a two-year non-competition commitment as required under Kyndryl’s Executive Retirement Policy.

3.	Article 4 (“Payment of Severance Benefit”) is amended by replacing the existing text and table under the heading “Form of Payment” with the following:

Form of Payment

The form of payment for the Severance Benefits payable under the Plan depends on the circumstances of your termination of employment:

Termination Without Cause (non-Change in Control)	Change in Control Termination (for Named Executive Officers, Band A Executives)

Immediate lump sum of Base Pay Severance Benefits

Medical premiums covered upon COBRA enrollment

Bonus under the Annual Incentive Plan paid at originally scheduled time pursuant to terms of the incentive plan (but determined using actual Company or the practice/country/business unit performance as described above and prorated based on eligible days of service in current performance period)

Payment of outstanding equity awards in accordance with the terms of the equity plan and awards (for individuals eligible for continued vesting on account of terminating employment after reaching age 55 and 10 years of service)

Immediate lump sum of Base Pay and target bonus Severance Benefits and medical premiums

Immediate lump sum of current period Annual Incentive Pay (prorated target)

Payment of outstanding equity awards in accordance with the terms of the equity plan and awards

4.	Appendix (“Executive Retirement Policy”) is amended by replacing the existing text of the second bullet point with the following:
●	You terminate employment with Kyndryl after reaching age 55 and completing 10 years of service with Kyndryl (including, for this purpose, service with IBM for individuals whose employment was transferred from IBM to Kyndryl in connection with Kyndryl’s spin-off from IBM as an independent publicly traded company or with Kyndryl prior to a Break-in-Service of 12 months or less shall count towards the continued vesting requirement);